Exhibit 99.1

[LOGO] of ProxyMed	[LOGO] of PlanVista Solutions

FOR IMMEDIATE RELEASE

For more information, contact: ProxyMed, Inc. 2555 Davie Road, Suite 110 Fort Lauderdale, FL 33317 Contact: Judson E. Schmid Email: investorelations@proxymed.com Phone: 954-473-1001, ext. 300	PlanVista Corporation 4010 Boy Scout Blvd., Suite 200 Tampa, FL 33607 Contact: Jeffrey L. Markle Email: jmarkle@planvista.com Phone: 813-353-2300, ext. 2330

PROXYMED AND PLANVISTA TEAM UP TO OFFER INTEGRATED CLAIMS

REPRICING AND COST CONTAINMENT SERVICES TO THE NATION’S PAYERS

Three-Year Agreement Between Industry Leaders Combines Proven

Services Into One Integrated Offering -

Fort Lauderdale, Florida and Tampa, Florida (Business Wire)—June 11, 2003 – ProxyMed, Inc. (Nasdaq: PILL), the nation’s second largest physician-based transaction processing company, and PlanVista Corporation (OTCBB: PVST), a leading medical cost management firm, are pleased to announce that they have entered into a joint marketing program to offer ProxyMed’s electronic healthcare transaction processing services and PlanVista’s network access product as an integrated package to existing and prospective payer customers. PlanVista will be ProxyMed’s exclusive partner during the first 12 months of this three-year arrangement. Financial terms were not disclosed.

ProxyMed will integrate PlanVista’s network, repricing services and network management services with ProxyMed’s physician and hospital claims processing services. The resulting leading-edge medical cost management solutions will include medical claim repricing, flexible EDI connectivity and national PPO access through PlanVista’s preferred provider network, NPPN. Combining these solutions will allow ProxyMed to offer a one-stop shop for all its customers’ claims needs, which will include a guaranteed 24-hour turn-around time and bill negotiation. These services are available immediately for ProxyMed payer customers.

“We already bring administrative savings to our payers by converting paper and phone transactions into electronic solutions. Our alliance with PlanVista allows us to expand the range of savings to medical cost management solutions, including national PPO coverage, deep discounts, and state-of-the-art repricing capabilities,” said Michael K. Hoover, ProxyMed’s Chairman and Chief Executive Officer. “We are excited by this opportunity to significantly leverage and create more value from our existing transactions and grow our business by expanding our relationship with our payer partners. Most companies in the cost containment market have traditionally focused on high value, lower-volume institutional claims. With ProxyMed’s current annualized run rate of processing over 200 million physician transactions, we see a clear opportunity to establish significant market share in repricing physician’s medical claims in addition to our focus on institutional claims.”

Phillip S. Dingle, Chairman and Chief Executive Officer of PlanVista added, “We are pleased to be working closely with ProxyMed to provide national PPO coverage seamlessly as part of the provider’s medical claim clearinghouse transaction. By combining the strengths of both organizations, we believe we can help many of ProxyMed’s 400+ payer customers realize significant medical cost savings, as well as enhanced accuracy and turnaround times, as part of a fully-integrated solution.”

In connection with the arrangement, PlanVista granted ProxyMed warrants to acquire up to 15% of PlanVista on a fully diluted basis at an exercise price of $1.95 per share, based on achieving certain revenue-based milestones. Additional financial terms were not being disclosed.

About ProxyMed, Inc.

ProxyMed is the nation’s second largest physician-based electronic healthcare transaction processing services company providing connectivity services and related value-added products to physicians, payers, pharmacies, medical laboratories, and other healthcare providers and suppliers. ProxyMed’s electronic transaction processing services support a broad range of both financial and clinical transactions. To facilitate these services, ProxyMed operates ProxyNet®, its secure, proprietary national electronic information network, which provides physicians and other primary care providers with direct connectivity to one of the industry’s largest list of payers, the largest list of chain and independent pharmacies and the largest list of clinical laboratories.

More information on ProxyMed is available on its home page at www.proxymed.com.

About PlanVista Corporation

PlanVista Solutions provides medical cost containment and business process outsourcing solutions to the medical insurance and managed care industries. We provide integrated national preferred provider organization network access, electronic claims repricing, and network and data management services to health care payers, such as self-insured employers, medical insurance carriers, third party administrators, health maintenance organizations, and other entities that pay claims on behalf of health plans. We also provide network and data management services to health care providers, such as individual providers and provider networks. Visit the Company’s website at www.planvista.com.

ProxyMed Safe Harbor Agreement

Note: This press release contains forward-looking statements, including statements regarding our expectations of future profitability, that reflect our current assumptions and expectations regarding future events. While these statements reflect our current judgment, they are subject to risks and uncertainties. Actual results may differ significantly from projected results due to a number of factors, including, the soundness of our business strategies relative to the perceived market opportunities; our customer’s acceptance of the repricing services contemplated by the agreement with PlanVista; our ability to integrate MedUnite into our existing operations, our ability to identify suitable future acquisition candidates; our ability to successfully integrate any future acquisitions; our ability to successfully develop, market, sell, cross-sell, install and upgrade our clinical and financial transaction services and applications to current and new physicians, payers, medical laboratories and pharmacies; our ability to compete effectively on price and support services; our assessment of the healthcare industry’s need, desire and ability to become technology efficient; and our ability and that of our business associates to comply with various government rules regarding healthcare and patient privacy. These and other risk factors are more fully discussed in the Risk Factors disclosure in our Form 10-K for the year ended December 31, 2002 and our other filings with the Securities and Exchange Commission, which we strongly urge you to read. We expressly disclaim any intent or obligation to update any forward-looking statements. When used, the words “believes,” “estimated,” “expects,” “anticipates,” “may” and similar expressions are intended to identify forward-looking statements.

PlanVista Safe Harbor Statement

This press release, particularly the statements made by Mr. Dingle, includes forward-looking statements related to PlanVista that involve risks and uncertainties including, but not limited to, our ability to expand our client base; the success of our new products and services; our ability to maintain our current provider network arrangements; our ability to manage costs and comply with the terms of our senior credit facility; our ability to reduce and restructure debt; and our ability to maintain and update our information technology. These forward-looking statements are made in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. For further information about these factors that could affect the Company’s future results, please see the Company’s filings with the Securities and Exchange Commission. Copies of these filings are available upon request from the Company’s chief financial officer. Prospective investors are cautioned that forward-looking statements are not guarantees of future performance. Achieved results may differ materially from management expectations.